Exhibit 10.5.10
The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.
     REAFFIRMATION AGREEMENT, dated as of September 8, 2011 (this “Agreement”), among (a) Reynolds Group Holdings Limited (“Holdings”), (b) Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGAA, Closure Systems International B.V. and Pactiv Corporation (collectively, with SIG Austria Holding GmbH, the “Borrowers”), (c) Reynolds Group Issuer (Luxembourg) S.A. (“Lux Issuer”), Reynolds Group Issuer LLC (“LLC Issuer”) and Reynolds Group Issuer Inc. (“Inc. Issuer”) (collectively, the “Issuers”), (d) the Grantors listed on Schedule A hereto (the “Security Reaffirming Parties”) and the Grantors listed on Schedule C hereto (together with the Security Reaffirming Parties, the “Reaffirming Parties”), (e) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (f) The Bank of New York Mellon, as trustee under the New 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “New 2011 Trustee”) (g) The Bank of New York Mellon, as trustee under the 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2011 Trustee”), (h) The Bank of New York Mellon, as trustee under the 2010 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2010 Trustee”), (i) The Bank of New York Mellon, as trustee under the 2009 Senior Secured Notes Indenture (as defined below) (in such capacity, the “2009 Trustee”) and (j) The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents (together, the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).
          A. The Administrative Agent, the 2009 Trustee, the Collateral Agents and the Reaffirming Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement and the Credit Agreement (as defined below), as applicable.
          B. Pursuant to the Second Amended and Restated Credit Agreement dated as of August 9, 2011 (as amended from time to time on or prior to the date hereof), the “Credit

Agreement”), among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent, certain Borrowers, on [•], 2011, borrowed the Tranche C Term Loans (as defined in Amendment No. 6 and Incremental Term Loan Assumption Agreement dated as of August 9, 2011 to the Credit Agreement (“Amendment No. 6”)).
          C. The Issuers (as successors to the issuers under the 2009 Senior Secured Notes Indenture), the Collateral Agents, the 2009 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of November 5, 2009 (the “2009 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities.
          D. The Issuers (as successors to the Escrow Issuers (as defined in the 2010 Senior Secured Notes Indenture)), the Collateral Agents, the 2010 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of October 15, 2010 (the “2010 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On November 16, 2010, in connection with such issuance, the 2010 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
          E. The Issuers, the Collateral Agents, the 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of February 1, 2011 (the “2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities (the “2011 Senior Secured Notes”). On February 1, 2011, in connection with such issuance, the 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.
          F. RGHL US Escrow II Inc. (“Escrow Inc. Issuer”) and RGHL US Escrow II LLC (“Escrow LLC Issuer”) (the “Escrow Issuers”), the New 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, have entered into an indenture, dated as of August 9, 2011 (the “New 2011 Senior Secured Notes Indenture”), pursuant to which the Escrow Issuers initially issued debt securities (the “New 2011 Senior Secured Notes”) in escrow. On the date hereof, in connection with the release from escrow of the proceeds of the New 2011 Senior Secured Notes, (i) the Escrow LLC Issuer will merge with and into the LLC Issuer, with the LLC Issuer surviving the merger and assuming by operation of law the obligations of the Escrow LLC Issuer under the New 2011 Senior Secured Notes, the New 2011 Senior Secured Notes Indenture and the other applicable documents, (ii) the Escrow Inc. Issuer will merge with and into the Inc. Issuer, with the Inc. Issuer surviving the merger and assuming by operation of law the obligations of the Escrow Inc. Issuer under the New 2011 Senior Secured Notes, the New 2011 Senior Secured Notes Indenture and the other applicable documents, and (iii) the Lux Issuer will assume, on a joint and several basis with the LLC Issuer and the Inc. Issuer, the obligations of the Escrow Issuers under the New 2011 Senior Secured Notes, the New 2011 Senior Secured Notes Indenture and the other applicable documents. On the date hereof, in connection with such release from escrow and mergers, the New 2011 Trustee has become a party to the First Lien Intercreditor pursuant to Section 5.02(c) thereof.

          G. Certain of the Security Reaffirming Parties are party to one or more of the Reaffirmed Security Documents (as defined below).
          H. Each Reaffirming Party expects to realize, or has realized, direct and indirect benefits as a result of the funding of the Tranche C Term Loans, the release from escrow of the proceeds from the New 2011 Senior Secured Notes and the consummation of the transactions contemplated thereby. The release from escrow of the proceeds of the New Senior Secured Notes in order to finance the Graham Packaging Transactions (as defined in the Credit Agreement) is referred to herein as the “Escrow Release”.
          In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
Reaffirmation
          SECTION 1.01. Reaffirmation. (a) Each Security Reaffirming Party (i) agrees that, notwithstanding the borrowing of the Tranche C Term Loans and the issuance of the New 2011 Senior Secured Notes, each of the Security Documents (as each may have been amended, modified and/or confirmed on or prior to the date hereof) set forth on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to (A) the Tranche C Term Loans, which shall, as of the date hereof, be considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement and (B) the “Secured Obligations” as defined in the New 2011 Senior Secured Notes Indenture, which have been designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement (the “Secured Notes Designation”).
     (b) Each Reaffirming Party hereby (i) ratifies and affirms Amendment No. 6 and the transactions contemplated thereby, (ii) agrees that, notwithstanding the effectiveness of Amendment No. 6, Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself) as provided in the Loan Documents as originally executed (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including the Tranche C Term Loans.

     (c) Each of the Security Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, the obligations under the Tranche C Term Loans and the “Secured Obligations” as defined in the New 2011 Senior Secured Notes Indenture constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule B (subject to certain exceptions in respect of the documentation listed in Schedule B that is governed by the laws of Quebec and Germany).
     (d) Each of the Security Reaffirming Parties hereby agrees that the Parallel Debt, if any, of such Security Reaffirming Party created under the First Lien Intercreditor Agreement or under any guarantor joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor Agreement)) and shall continue to apply, as applicable, in relation to all Obligations following the funding of the Tranche C Term Loans, the Escrow Release and the Secured Notes Designation.
     (e) With respect to this Section 1.01, SIG Combibloc (Schweiz) AG (which, as opposed to the other Security Reaffirming Parties organized under the laws of Switzerland, is not a party to any of the Reaffirmed Security Documents) consents and agrees solely to Sections 1.01(a)(iii) (as relates to the First Lien Intercreditor Agreement), 1.01(b) and 1.01(d) herein.
ARTICLE II
Representations and Warranties
          SECTION 2.01. Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.
          SECTION 2.02. Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.
          SECTION 2.03. Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.
          SECTION 2.04. Grantors. Holdings hereby represents and warrants as of the date hereof that each Reaffirming Party and the Grantors listed on Schedule D (which are not signatories hereto) hereto constitute all of the Grantors under the Credit Agreement and the First Lien Intercreditor Agreement existing immediately prior to the date hereof.
ARTICLE III
Miscellaneous
          SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement; provided that all communications and notices to Wilmington Trust (London) Limited hereunder shall be given to it at the address set forth below, or to such other address as Wilmington Trust (London) Limited may hereafter specify.
Wilmington Trust (London) Limited
Third Floor
1 King’s Arms Yard
London EC2R 7AF
Facsimile: +44 (0)20 7397 3601
Attention: Elaine Lockhart
          SECTION 3.02. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.
          SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof which, when taken together, bear the signatures of each Reaffirming Party, the Collateral Agents, the Administrative Agent, the New 2011 Trustee, the 2011 Trustee, the 2010 Trustee and the 2009 Trustee shall have been received by each of the Collateral Agents, the Administrative Agent, the New 2011 Trustee, the 2011 Trustee, the 2010 Trustee and the 2009 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
          SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Credit Document or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Credit Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Credit Document from any of its obligations and liabilities thereunder. Each of the Credit Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.

          SECTION 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          SECTION 3.06. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austria Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Agreement as if incorporated herein mutatis mutandis.
          SECTION 3.07. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Loan Document, all of which shall continue in full force and effect.
          SECTION 3.08. Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.
[remainder of page intentionally blank; signature page is next page]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS LIMITED
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

and witnessed by
/s/ Karen Mower
Name:	Karen Mower
Address: Sydney, Australia Occupation: Attorney

REYNOLDS GROUP HOLDINGS INC.
By:	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS CONSUMER PRODUCTS HOLDINGS INC.
By:	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Vice President and Assistant Treasurer

CLOSURE SYSTEMS INTERNATIONAL (BRAZIL) SISTEMAS DE VEDAÇÃO LTDA.
By	/s/ Guilherme Rodrigues Miranda
	Name:	Guilherme Rodrigues Miranda
	Title:	Manager

SIG BEVERAGES BRASIL LTDA.
By	/s/ Félix Colas Morea
	Name:	Félix Colas Morea
	Title:	Manager

SIG COMBIBLOC DO BRASIL LTDA.
By	/s/ Ricardo Lança Rodriguez
	Name:	Ricardo Lança Rodriguez
	Title:	Manager

By	/s/ Antonio Luiz Tafner Ferreira
	Name:	Antonio Luiz Tafner Ferreira
	Title:	Manager

CSI LATIN AMERICAN HOLDINGS CORPORATION
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

CONFERENCE CUP LTD.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

DOPACO CANADA, INC.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

EVERGREEN PACKAGING CANADA LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

GARVEN INCORPORATED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

PACTIV CANADA INC.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG BEVERAGES GERMANY GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC HOLDING GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC SYSTEMS GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG EURO HOLDING AG & CO. KGAA towards all parties to this Agreement other than SIG Reinag AG, acting through its general partner (Komplementär) SIG Reinag AG
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

towards SIG Reinag AG, acting through its supervisory board (Aufsichtsrat), represented by the chairman of the supervisory board acting as its authorized representative
/s/ Rolf Stangl
Name:	Rolf Stangl
Title:	Chairman of the supervisory board

SIG INFORMATION TECHNOLOGY GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG INTERNATIONAL SERVICES GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG VIETNAM BETEILIGUNGS GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

PACTIV DEUTSCHLAND HOLDINGGESELLSCHAFT MBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

OMNI-PAC EKCO GMBH VERPACKUNGSMITTEL
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

OMNI-PAC GMBH VERPACKUNGSMITTEL
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

PACTIV HAMBURG HOLDINGS GMBH
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Authorized Signatory

SIG ASSET HOLDINGS LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

CLOSURE SYSTEMS INTERNATIONAL (HONG KONG) LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

EVERGREEN PACKAGING (HONG KONG) LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

SIG COMBIBLOC LTD
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (HUNGARY) KFT.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

CSI HUNGARY KFT.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.592

By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.914

By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.135 and having a share capital of EUR 404,969,325

By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

EVERGREEN PACKAGING (LUXEMBOURG) S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6c, rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 152.662 and having a share capital of EUR 12,500

By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

REYNOLDS GROUP ISSUER (LUXEMBOURG)
S.A., a public limited liability company
(société anonyme) with registered office at
6C rue Gabriel Lippmann, L-5365 Munsbach,
Grand-Duchy of Luxembourg, registered with
the Luxembourg register of commerce and
companies under number B 148.957

By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

BIENES INDUSTRIALES DEL NORTE, S.A. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

CENTRAL DE BOLSAS, S. DE R.L. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

CSI EN ENSENADA, S. DE R.L. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

CSI EN SALTILLO, S. DE R.L. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

CSI TECNISERVICIO, S. DE R.L. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

EVERGREEN PACKAGING MÉXICO, S. DE R.L. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

GRUPO CORPORATIVO JAGUAR, S.A. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

GRUPO CSI DE MÉXICO, S. DE R.L. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

MAXPACK, S. DE R.L. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

PACTIV MÉXICO, S. DE R.L. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

REYNOLDS METALS COMPANY DE MÉXICO, S. DE R.L. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

SERVICIOS INDUSTRIALES JAGUAR, S.A. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

SERVICIO TERRESTRE JAGUAR, S.A. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

TÉCNICOS DE TAPAS INNOVATIVAS, S.A. DE C.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorized Signatory

CLOSURE SYSTEMS INTERNATIONAL B.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
Its authorised representative: Attorney

EVERGREEN PACKAGING INTERNATIONAL B.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
Its authorised representative: Attorney

REYNOLDS CONSUMER PRODUCTS INTERNATIONAL B.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
Its authorised representative: Attorney

REYNOLDS PACKAGING INTERNATIONAL B.V.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
Its authorised representative: Attorney

WHAKATANE MILL LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Authorised Signatory

and witnessed by
/s/ Maya Greenberg
Name: Maya Greenberg Address: Sydney, Australia Occupation: Solicitor

SIG ALLCAP AG
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC GROUP AG
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC PROCUREMENT AG
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC (SCHWEIZ) AG
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG REINAG AG
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG SCHWEIZERISCHE INDUSTRIE-GESELLSCHAFT AG
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG TECHNOLOGY AG
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

SIG COMBIBLOC LTD.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Attorney

CLOSURE SYSTEMS INTERNATIONAL (UK) LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

IVEX HOLDINGS, LTD.
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

J. & W. BALDWIN (HOLDINGS) LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

KAMA EUROPE LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

OMNI-PAC U.K. LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

REYNOLDS CONSUMER PRODUCTS (UK) LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

REYNOLDS SUBCO (UK) LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

SIG HOLDINGS (UK) LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

SIG COMBIBLOC LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

THE BALDWIN GROUP LIMITED
By	/s/ Karen Michelle Mower
	Name:	Karen Michelle Mower
	Title:	Attorney

BAKERS CHOICE PRODUCTS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

BLUE RIDGE HOLDING CORP.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BLUE RIDGE PAPER PRODUCTS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

BRPP, LLC By: BLUE RIDGE PAPER PRODUCTS INC., its Sole Member and Manager
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CLOSURE SYSTEMS MEXICO HOLDINGS LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI MEXICO LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

CSI SALES & TECHNICAL SERVICES INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Assistant Secretary

DOPACO, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

EVERGREEN PACKAGING INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

EVERGREEN PACKAGING INTERNATIONAL (US) INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

EVERGREEN PACKAGING USA INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

NEWSPRING INDUSTRIAL CORP.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV CORPORATION
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV FACTORING LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV GERMANY HOLDINGS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV INTERNATIONAL HOLDINGS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV MANAGEMENT COMPANY LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV RETIREMENT ADMINISTRATION LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV RSA LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PCA WEST INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PRAIRIE PACKAGING, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP HOLDINGS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP INDUSTRIES, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

REYNOLDS CONSUMER PRODUCTS, INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS FLEXIBLE PACKAGING INC.
By	/s/ Helen Dorothy Golding
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS FOIL INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS FOOD PACKAGING LLC
By	/s/ Helen Dorothy Golding
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS GROUP ISSUER INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS GROUP ISSUER LLC
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS PACKAGING INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING KAMA INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS PACKAGING LLC
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

SIG COMBIBLOC INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

SIG HOLDING USA, INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

SOUTHERN PLASTICS INC.
By	/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

ULTRA PAC, INC.
By	/s/ Cindi Lefari
	Name:	Cindi Lefari
	Title:	Assistant Secretary

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,
by	/s/ Ari Bruger
	Name:	Ari Bruger
	Title:	Vice President

by	/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 31 day of August in the year 2011 before me, the undersigned, personally appeared Ari Bruger, VP, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Marjorie E. Bull
Name:	Marjorie E. Bull

Sworn to before me this 31 day of August, 2011
Notary Public
Printed Name: Marjorie E. Bull
My Commission Expires:

02/20/2015
STATE OF NEW YORK
COUNTY OF NEW YORK
On the 31 day of August in the year 2011 before me, the undersigned, personally appeared Kevin Buddhdew, Associate, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Marjorie E. Bull
Name:	Marjorie E. Bull

Sworn to before me this 31 day of August, 2011
Notary Public
Printed Name: Marjorie E. Bull
My Commission Expires:

02/20/2015

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent
by	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 31 day of August in the year 2011 before me, the undersigned, personally appeared Catherine F. Donohue , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caroline Jose
Name:	Caroline Jose

Sworn to before me this 31 day of August, 2011
Notary Public
Printed Name: Caroline Jose
My Commission Expires:

April 13, 2013

THE BANK OF NEW YORK MELLON, in its capacity as New 2011 Trustee, 2011 Trustee, 2010 Trustee and 2009 Trustee,
By:	/s/ Catherine F. Donohue
	Name:	Catherine F. Donohue
	Title:	Vice President

STATE OF NEW YORK
COUNTY OF NEW YORK
On the 31 day of August in the year 2011 before me, the undersigned, personally appeared Catherine F. Donohue, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Caroline Jose
Name:	Caroline Jose

Sworn to before me this 31 day of August, 2011
Notary Public
Printed Name: Caroline Jose
My Commission Expires:

April 13, 2013

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Collateral Agent
by	/s/ Paul Barton
	Name:	Paul Barton
	Title:	Relationship Manager

SCHEDULE A
TO REAFFIRMATION AGREEMENT
List of the Security Reaffirming Parties

JURISDICTION	ENTITY
BRAZIL	Closure Systems International (Brazil) Sistemas de Vedacao Ltda
SIG Beverages Brasil Ltda.
SIG Combibloc do Brasil Ltda

BRITISH VIRGIN ISLANDS	CSI Latin American Holdings Corporation

CANADA	Pactiv Canada Inc.
Conference Cup Ltd.
Dopaco Canada, Inc.
Garven Incorporated
Evergreen Packaging Canada Limited

GERMANY	SIG Euro Holding AG & Co. KGaA
SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Vietnam Beteiligungs GmbH
SIG Combibloc GmbH
SIG Combibloc Systems GmbH
SIG Combibloc Zerspanungstechnik GmbH
SIG Information Technology GmbH
SIG International Services GmbH
Closure Systems International Holdings (Germany) GmbH
Closure Systems International Deutschland GmbH
Pactiv Deutschland Holdinggesellschaft mbH
Omni-Pac Ekco GmbH Verpackungsmittel
Omni-Pac GmbH Verpackungsmittel
Pactiv Hamburg Holdings GmbH

GUERNSEY	SIG Asset Holdings Limited

HONG KONG	SIG Combibloc Limited
Closure Systems International (Hong Kong) Limited
Evergreen Packaging (Hong Kong) Limited

HUNGARY	Closure Systems International Holdings (Hungary) Kft CSI Hungary Kft

LUXEMBOURG	Beverage Packaging Holdings (Luxembourg) I S.A.
Beverage Packaging Holdings (Luxembourg) II S.A.
Beverage Packaging Holdings (Luxembourg) III S.à.r.l.
Reynolds Group Issuer (Luxembourg) S.A.
Evergreen Packaging (Luxembourg) S.à r.l.

MEXICO	Grupo CSI de México, S. de R.L. de C.V.
CSI en Saltillo, S. de R.L. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Bienes Industriales del Norte, S.A. de C.V.
Técnicos de Tapas Innovativas, S.A. de C.V.
Evergreen Packaging México, S. de R.L. de C.V.
Reynolds Metals Company de México, S. de R.L. de C.V.
Maxpack, S. de R.L. de C.V.
Central de Bolsas, S. de R.L. de C.V.
Servicios Industriales Jaguar, S.A. de C.V.
Servicio Terrestre Jaguar, S.A. de C.V.
Grupo Corporativo Jaguar, S.A. de C.V.
Pactiv México, S. de R.L. de C.V.

JURISDICTION	ENTITY
NETHERLANDS	Closure Systems International B.V.
Reynolds Consumer Products International B.V.
Evergreen Packaging International B.V.
Reynolds Packaging International B.V.

NEW ZEALAND	Reynolds Group Holdings Limited
Whakatane Mill Limited

SWITZERLAND	SIG Combibloc Group AG
SIG Reinag AG
SIG Technology AG
SIG allCap AG
SIG Combibloc Procurement AG
SIG Schweizerische Industrie-Gesellschaft AG
SIG Combibloc (Schweiz) AG

THAILAND	SIG Combibloc Ltd.

UNITED KINGDOM	SIG Combibloc Limited
Closure Systems International (UK) Limited
Reynolds Subco (UK) Limited
SIG Holdings (UK) Limited
Reynolds Consumer Products (UK) Limited
Ivex Holdings, Ltd.
Kama Europe Limited
The Baldwin Group Limited
J. & W. Baldwin (Holdings) Limited
Omni-Pac U.K. Limited

UNITED STATES	Bakers Choice Products, Inc.
Closure Systems International Holdings Inc.
Closure Systems International Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Reynolds Consumer Products Holdings Inc.
Reynolds Consumer Products, Inc.
Reynolds Foil Inc.
Reynolds Group Holdings Inc.
Reynolds Group Issuer LLC
Reynolds Group Issuer Inc.
Closure Systems International Packaging Machinery Inc.
Reynolds Services Inc.
SIG Combibloc Inc.
SIG Holding USA, Inc.
Southern Plastics Inc.
Closure Systems International Americas, Inc.
Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.
BRPP, LLC
Evergreen Packaging Inc.
Evergreen Packaging USA Inc.

JURISDICTION	ENTITY
Evergreen Packaging International (US) Inc.
Reynolds Packaging, Inc.
Reynolds Flexible Packaging Inc.
Ultra Pac, Inc.
Reynolds Food Packaging LLC
Reynolds Packaging Kama Inc.
Reynolds Packaging LLC
Pactiv Corporation
Pactiv Factoring LLC
Pactiv RSA LLC
Pactiv Retirement Administration LLC
Pactiv Germany Holdings, Inc.
Pactiv International Holdings Inc.
Pactiv Management Company LLC
PCA West Inc.
Prairie Packaging, Inc.
PWP Holdings, Inc.
PWP Industries, Inc.
Newspring Industrial Corp.
Dopaco, Inc.

SCHEDULE B
TO THE REAFFIRMATION AGREEMENT
Part I
List of the Reaffirmed Security Documents
Collateral Agent: The Bank of New York Mellon

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
BRAZIL	Pledge Agreement over Receivables and other Credit Rights between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.	“Secured Obligations”

Accounts Pledge Agreement between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Pledge Agreement over Inventory, Equipment and other Assets between The Bank of New York Mellon and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Quota Pledge Agreement between The Bank of New York Mellon, Closure Systems International B.V., Closure Systems International Holdings, Inc. and Closure Systems International (Brazil) Sistemas de Vedação Ltda. dated as of January 29, 2010.

Accounts Pledge Agreement between The Bank of New York Mellon and SIG Combibloc do Brasil Ltda. dated as of March 30, 2010.

Pledge Agreement over Receivables and other Credit Rights between The Bank of New York Mellon and SIG Combibloc do Brasil Ltda. dated as of March 30, 2010.

Quota Pledge Agreement between The Bank of New York Mellon, SIG Euro Holding AG & Co. KGaA, SIG Beverages Germany GmbH and SIG Beverages Brasil Ltda. dated as of March 30, 2010.

BRITISH VIRGIN ISLANDS	Debenture dated December 2, 2009 granted by CSI Latin American Holdings Corporation.	“Secured Liabilities”

Share charge dated December 2, 2009 granted by Closure Systems International B.V. over shares in CSI Latin American Holdings Corporation.

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
CANADA	Canadian General Security Agreement dated as of December 2, 2009 granted by Closure Systems International (Canada) Limited (a predecessor of Pactiv Canada Inc.) to The Bank of New York Mellon, as collateral agent.	“Obligations”

Canadian General Security Agreement dated as of May 4, 2010 granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of May 4, 2010 granted by Evergreen Packaging International B.V. in favour of The Bank of New York Mellon in respect of shares in Evergreen Packaging Canada Limited.

Deed of Hypothec granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Bond issued under said Deed of Hypothec by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Bond Pledge Agreement granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated June 28, 2010.

Canadian General Security agreement dated as of September 1, 2010 granted by Reynolds Food Packaging Canada Inc. (a predecessor of a company formerly known as Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of September 1, 2010 granted by Reynolds Packaging International B.V. in favour of The Bank of New York Mellon, relating to shares in Pactiv Canada Inc., as amended by an amending agreement No. 1 dated April 28, 2011, an amending agreement No. 2 dated April 28, 2011 and an amending agreement dated July 1, 2011.

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Bond issued under said Deed of Hypothec by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated September 1, 2010.

Deed of Hypothec granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Bond issued under said Deed of Hypothec by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Bond Pledge Agreement granted by Evergreen Packaging Canada Limited in favour of The Bank of New York Mellon dated November 16, 2010.

Deed of Hypothec granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Bond issued under said Deed of Hypothec by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
Bond Pledge Agreement granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon dated November 16, 2010.

Canadian General Security Agreement dated as of November 16, 2010 granted by Pactiv Canada Inc. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of November 16, 2010 granted by Newspring Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of November 16, 2010 granted by Reynolds Food Packaging Canada Inc. (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon, relating to shares in Dopaco Canada, Inc. as amended by Amending Agreement No. 1 dated 28 April 2011 and Amending Agreement No. 2 dated 2 May 2011 (each delivered by Reynolds Food Packaging Canada Inc., a predecessor of Pactiv Canada Inc.) and an amending agreement No. 3 dated July 1, 2011 delivered by Pactiv Canada Inc. (as successor to Reynolds Food Packaging Canada Inc.).

Canadian General Security Agreement dated as of November 16, 2010 granted by 798795 Ontario Limited (a predecessor of Pactiv Canada Inc.) in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of May 2, 2011 granted by Conference Cup Ltd. in favour of The Bank of New York Mellon.

Canadian General Security Agreement dated as of May 2, 2011 granted by Dopaco Canada, Inc. in favour of The Bank of New York Mellon.

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
Canadian Pledge Agreement dated as of May 2, 2011 granted by Dopaco Canada, Inc. in favour of The Bank of New York Mellon, relating to shares in Garven Incorporated.

Canadian General Security Agreement dated as of May 2, 2011 granted by Garven Incorporated. in favour of The Bank of New York Mellon.

Canadian Pledge Agreement dated as of May 2, 2011 granted by Garven Incorporated in favour of The Bank of New York Mellon, relating to shares in Conference Cup Ltd.

GERMANY	Notarial share pledge agreement dated November 5, 2009 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.	“Obligations”

Notarial share pledge agreement dated November 16, 2010 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH.

Notarial share pledge agreement dated March 2, 2011 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH.

Notarial share pledge agreement dated November 5, 2009 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
International Services GmbH and SIG Information Technology GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial share pledge agreement dated November 16, 2010 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG International Services GmbH and SIG Information Technology GmbH.

Notarial share pledge agreement dated March 2, 2011 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Holding GmbH, SIG Combibloc GmbH, SIG Beverages Germany GmbH, SIG International Services GmbH and SIG Information Technology GmbH.

Notarial Share Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc GmbH, SIG Combibloc Systems GmbH and SIG Vietnam Beteiligungs GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc GmbH, SIG Combibloc Systems GmbH and SIG Vietnam Beteiligungs GmbH.

Local term covering
“Obligations” as defined in
JURISDICTION	DOCUMENTS	the FLICA
Notarial Share Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc GmbH, SIG Combibloc Systems GmbH and SIG Vietnam Beteiligungs GmbH.

Notarial Share Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in SIG Combibloc Zerspanungstechnik GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Zerspanungstechnik GmbH.

Notarial Share Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in SIG Combibloc Zerspanungstechnik GmbH.

Notarial Share Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International B.V. as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in Closure Systems International Holdings (Germany) GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International B.V. as pledgor and The Bank of New York Mellon as Collateral Agent relating to the shares in Closure Systems International Holdings (Germany) GmbH.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Notarial Share Pledge Agreement dated March 2, 2011 and entered into between Closure Systems International B.V. as pledgor and The Bank of New York Mellon as Collateral Agent relating to the shares in Closure Systems International Holdings (Germany) GmbH.

Notarial Share Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees relating to the shares in Closure Systems International Deutschland GmbH, as amended by a notarial confirmation and amendment agreement dated May 4, 2010.

Notarial Share Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Closure Systems International Deutschland GmbH.

Notarial Share Pledge Agreement dated March 2, 2011 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Closure Systems International Deutschland GmbH.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated March 2, 2011 and entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc Systems GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated November 5, 2009 and entered into between SIG Beverages Germany GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Beverages Germany GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Beverages Germany GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated November 16, 2010 and entered into between SIG Combibloc Zerspanungstechnik GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Combibloc Zerspanungstechnik GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Vietnam Beteiligungs GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Vietnam Beteiligungs GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Vietnam Beteiligungs GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG International Services GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG International Services GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated March 2, 2011 and entered into between SIG International Services GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between SIG Information Technology GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between SIG Information Technology GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between SIG Information Technology GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Closure Systems International Holdings (Germany) GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Closure Systems International Deutschland GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 5, 2009, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated February 1, 2011, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated February 9, 2011, and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated November 5, 2009, and entered into between SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 5, 2009, and entered into between SIG Schweizerische Industrie-Gesellschaft AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010, and entered into between SIG Schweizerische Industrie-Gesellschaft AG as pledgor and The Bank of New York Mellon as Collateral Agent

Account Pledge Agreement dated March 2, 2011, and entered into between SIG Schweizerische Industrie-Gesellschaft AG as pledgor and The Bank of New York Mellon as Collateral Agent

Account Pledge Agreement dated November 5, 2009, and entered into between SIG allCap AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010, and entered into between SIG allCap AG as pledgor and The Bank of New York Mellon as Collateral Agent

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated March 2, 2011, and entered into between SIG allCap AG as pledgor and The Bank of New York Mellon as Collateral Agent

Global Assignment Agreement dated November 5, 2009 and entered into between as SIG Euro Holding AG & Co. KGaA assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Holding GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Beverages Germany GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Global Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Vietnam Beteiligungs GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG International Services GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between SIG Information Technology GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Global Assignment Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Global Assignment Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Security Transfer Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Security Transfer Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Security Transfer Agreement dated November 5, 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Security Transfer Agreement dated November 5, 2009 and entered into between Closure Systems International Deutschland GmbH as transferor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

IP Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

IP Assignment Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Security Purpose Agreement dated November 5, 2009 and entered into between SIG Combibloc GmbH and Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as chargors and The Bank of New York Mellon as Collateral Agent relating to certain land charges, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

IP Assignment Agreement dated December 2, 2009, and entered into between SIG Technology AG as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010 and March 2, 2011.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
IP Assignment Agreement dated December 2, 2009, and entered into between SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) as assignor and The Bank of New York Mellon as Collateral Agent, as amended by certain confirmation and amendment agreements dated May 4, 2010, November 16, 2010, February 1, 2011 and February 9, 2011.

Account Pledge Agreement dated December 2, 2009, and entered into between SIG Combibloc Procurement AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated May 4, 2010.

Account Pledge Agreement dated November 16, 2010, and entered into between SIG Combibloc Procurement AG as pledgor and The Bank of New York Mellon as Collateral Agent.

Account Pledge Agreement dated March 2, 2011, and entered into between SIG Combibloc Procurement AG as pledgor and The Bank of New York Mellon as Collateral Agent.

Partnership Interest Pledge Agreement dated January 29, 2010, and entered into between SIG Reinag AG as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees relating to the general partnership interest in SIG Euro Holding AG & Co. KGaA, as amended by a confirmation and amendment agreement dated May 4, 2010.

Non-notarized Share Pledge Agreement dated November 5, 2009 and entered into between SIG Combibloc Group AG as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee relating to the shares in SIG Euro Holding AG & Co. KGaA, as amended by a confirmation and amendment agreement dated 4 May 2010.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Junior Share and Partnership Interest Pledge Agreement dated November 16, 2010, and entered into between SIG Combibloc Group AG and SIG Reinag AG as pledgors, and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees relating to the shares and general partnership interest, respectively, held in SIG Euro Holding AG & Co. KGaA

Junior Share and Partnership Interest Pledge Agreement dated March 2, 2011, and entered into between SIG Combibloc Group AG and SIG Reinag AG as pledgors, and The Bank of New York Mellon as Collateral Agent and pledgee and others as pledgees relating to the shares and general partnership interest, respectively, held in SIG Euro Holding AG & Co. KGaA.

Notarial share pledge agreement dated March 2, 2011 and entered into between SIG Combibloc Holding GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Pactiv Hamburg Holdings GmbH.

Notarial share pledge agreement dated March 2, 2011 and entered into between Pactiv Corporation and Pactiv Hamburg Holdings GmbH as pledgors and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Pactiv Deutschland Holdinggesellschaft mbH.

Notarial share pledge agreement dated March 2, 2011 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee relating to the shares in Omni-Pac Ekco GmbH Verpackungsmittel and Omni-Pac GmbH Verpackungsmittel.

Account Pledge Agreement dated March 2, 2011 and entered into between Pactiv Hamburg Holdings GmbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated March 2, 2011 and entered into between Pactiv Deutschland Holdinggesellschaft mbH as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Omni-Pac Ekco GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

Account Pledge Agreement dated March 2, 2011 and entered into between Omni-Pac GmbH Verpackungsmittel as pledgor and The Bank of New York Mellon as Collateral Agent and pledgee.

JAPAN	Blanket Security Over Shares Agreement, dated as of December 2, 2009, among The Bank of New York Mellon, as Collateral Agent, the Secured Parties (as defined therein) and Closure Systems International B.V.	“Obligations”

LUXEMBOURG	Share Pledge Agreement dated November 5, 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent, such pledge being granted over the shares held by Reynolds Group Holdings Limited in the share capital of Beverage Packaging Holdings (Luxembourg) I S.A.	“Secured Obligations”

Share Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Share Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Reynolds Group Issuer (Luxembourg) S.A.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Pledge Over Receivables dated November 5, 2009 and entered into by Reynolds Group Issuer (Luxembourg) S.A. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Reynolds Group Issuer (Luxembourg) S.A. towards Beverage Packaging Holdings (Luxembourg) III S.à r.l. under a proceeds loan agreement.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. towards Beverage Packaging Holdings (Luxembourg) I S.A.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I S.A. towards Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) II S.A. as pledgor and the Collateral Agent, such pledge being granted over the claims the pledgor owns against Beverage Packaging Holdings (Luxembourg) I S.A. under certain proceeds loans made by Beverage Packaging Holdings (Luxembourg) II S.A. to Beverage Packaging Holdings (Luxembourg) I S.A.

Profit Participating Bonds Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the Bonds (as defined therein) issued by

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Beverage Packaging Holdings (Luxembourg) III S.à r.l. and held by Beverage Packaging Holdings (Luxembourg) I S.A.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Closure Systems International (Luxembourg) S.à r.l. as pledgor (the rights, obligations and liabilities of which have been transferred to Beverage Packaging Holdings (Luxembourg) III S.à r.l.) and the Collateral Agent, over certain bank accounts opened with Société Générale Bank & Trust.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with Société Générale Bank & Trust.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, over certain bank accounts opened with Société Générale Bank & Trust.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Reynolds Consumer Products (Luxembourg) S.à r.l. as pledgor (the rights, obligations and liabilities of which have been transferred to Beverage Packaging Holdings (Luxembourg) III S.à r.l.) and the Collateral Agent, over certain bank accounts opened with Société Générale Bank & Trust.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Reynolds Group Issuer (Luxembourg) S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with Société Générale Bank & Trust.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Pledge Over Receivables dated December 2, 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent in the presence of Beverage Packaging Holdings (Luxembourg) I S.A., such pledge being granted over certain receivables held by Reynolds Group Holdings Limited towards Beverage Packaging Holdings (Luxembourg) I S.A. under an intercompany loan agreement.

Pledge Over Receivables dated February 23, 2010 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent in the presence of SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I S.A. towards SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA under certain intercompany loan agreements.

Pledge Over Shares Agreement dated May 4, 2010 between SIG Combibloc Holding GmbH and The Bank of New York Mellon in respect of shares in Evergreen Packaging (Luxembourg) S.à r.l.

Pledge Over Bank Accounts dated May 4, 2010 between Evergreen Packaging (Luxembourg) S.à r.l and The Bank of New York Mellon.

Pledge Over Receivables dated May 4, 2010 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent in the presence of SIG Combibloc Holding GmbH, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. towards SIG Combibloc Holding GmbH under certain intercompany loan agreements.

MEXICO	Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated January 29, 2010 executed by and among Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., CSI en	“Obligaciones Garantizadas”

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Ensenada, S. de R.L. de C.V., CSI Tecniservicio, S. de R.L. de C.V., Bienes Industriales del Norte, S.A. de C.V., and Técnicos de Tapas Innovativas, S.A. de C.V. as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Equity Interests Pledge Agreement (Contrato de Prenda sobre Acciones y Partes Sociales) dated January 29, 2010 executed by and among Grupo CSI de México, S. de R.L. de C.V., Closure Systems International B.V., CSI Mexico LLC, CSI en Saltillo, S. de R.L. de C.V., and Closure Systems Mexico Holdings LLC, as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of Bienes Industriales del Norte, S.A. de C.V., Técnicos de Tapas Innovativas, S.A. de C.V., CSI Tecniservicio, S. de R.L. de C.V., and CSI en Ensenada, S. de R.L. de C.V.

Irrevocable Security Trust Agreement with Reversion Rights number F/00737 (Contrato de Fideicomiso de Garantía con Derechos de Reversión No. F/00737), dated January 29, 2010 executed by and among CSI en Saltillo, S. de R.L. de C.V., as trustor, The Bank of New York Mellon, S.A., Institución de Banca Múltiple, as trustee, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as first place beneficiary.

Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated May 4, 2010, executed by and between Evergreen Packaging Mexico, S. de R.L. de C.V., as pledgor, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Partnership Interest Pledge Agreement (Contrato de Prenda sobre Parte Social) dated May 4, 2010, executed by and between Evergreen Packaging International B.V., as pledgor, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of Evergreen Packaging Mexico, S. de R.L. de C.V.

Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated September 1, 2010, executed by and among Maxpack, S. de R.L. de C.V. and Reynolds Metals Company de Mexico, S. de R.L. de C.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

Partnership Interests Pledge Agreement (Contrato de Prenda sobre Partes Sociales) dated September 1, 2010, executed by and among Reynolds Packaging International B.V., Closure Systems International B.V. and Reynolds Metals Company de Mexico, S. de R.L. de C.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of Maxpack, S. de R.L. de C.V.

Equity Interests Pledge Agreement (Contrato de Prenda sobre Acciones y Partes Sociales) dated April 19, 2011 executed by and among Grupo CSI de México, S. de R.L. de C.V., CSI en Saltillo, S. de R.L. de C.V., Central de Bolsas, S. de R.L. de C.V., Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., Grupo Corporativo Jaguar, S.A. de C.V., Pactiv Corporation and Pactiv International Holdings Inc., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee, with the acknowledgment of Pactiv México, S. de R.L. de C.V.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Floating Lien Pledge Agreement (Contrato de Prenda sin Transmisión de Posesión) dated April 19, 2011, executed by and among Central de Bolsas, S. de R.L. de C.V., Servicios Industriales Jaguar, S.A. de C.V., Servicio Terrestre Jaguar, S.A. de C.V., Grupo Corporativo Jaguar, S.A. de C.V. and Pactiv México, S. de R.L. de C.V., as pledgors, and The Bank of New York Mellon acting solely in its capacity as Collateral Agent on behalf and for the benefit of the Secured Parties, as pledgee.

NETHERLANDS	Notarial Deed of Pledge of Registered Shares dated November 5, 2009 between Closure Systems International (Luxembourg) S.à r.l. as pledgor, the Pledgee and Closure Systems International B.V. as the Company, in respect of which all obligations of the pledgor have been assumed by Beverage Packaging Holdings (Luxembourg) III S.à r.l.	“Secured Obligations”

Notarial deed of pledge of registered shares dated November 5, 2009 between Reynolds Consumer Products (Luxembourg) S.à r.l. as pledgor, the Pledgee and Reynolds Consumer Products International B.V. as the Company, in respect of which all obligations of the pledgor have been assumed by Closure Systems International B.V. following a contribution of the shares of Reynolds Consumer Products International B.V. to Closure Systems International B.V.

Disclosed Pledge of Bank Accounts dated November 5, 2009 between Closure Systems International B.V. and Reynolds Consumer Products International B.V. and the Pledgee (as defined therein).

Disclosed Pledge of Bank Accounts dated May 4, 2010 between Evergreen Packaging International B.V. and The Bank of New York Mellon.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Notarial Deed of Pledge of Registered Shares dated May 4, 2010 between Evergreen Packaging (Luxembourg) S.à.r.l and The Bank of New York Mellon in respect of shares in Evergreen Packaging International B.V.

Disclosed Pledge of Bank Accounts dated September 1, 2010 between Reynolds Packaging International B.V. and The Bank of New York Mellon.

Notarial Deed of Pledge of Registered Shares dated September 1, 2010 between Closure Systems International B.V. and The Bank of New York Mellon in respect of shares in Reynolds Packaging International B.V.

NEW ZEALAND	General Security Deed (first ranking) dated November 5, 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent	“Secured Liabilities”

Specific Security Deed (first ranking) dated November 5, 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent

UNITED KINGDOM	Debenture granted by Reynolds Subco (UK) Limited (formerly, BACO Consumer Products Limited) dated December 2, 2009.	“Secured Liabilities”

Security Over Shares Agreement over shares in Closure Systems International (UK) Limited granted by Closure Systems International B.V. dated December 2, 2009.

Debenture granted by Closure Systems International (UK) Limited dated December 2, 2009.

Security Over Shares Agreement over shares in Reynolds Consumer Products (UK) Limited granted by Reynolds Consumer Products International B.V. dated December 2, 2009.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Debenture granted by Reynolds Consumer Products (UK) Limited dated December 2, 2009.

Debenture granted by SIG Combibloc Limited dated December 2, 2009.

Security Over Shares Agreement over shares in SIG Holdings (UK) Limited granted by SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) dated December 2, 2009.

Debenture granted by SIG Holdings (UK) Limited dated December 2, 2009.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Reynolds Consumer Products International B.V. in favour of The Bank of New York Mellon as collateral agent dated March 10, 2010.

Security Assignment of Contractual Rights entered into by and between The Bank of New York Mellon and Beverage Packaging Holdings (Luxembourg) III S.à r.l relating to loans made to SIG Euro Holding AG & Co KGaA and Closure Systems International B.V., dated December 2, 2009.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Closure Systems International B.V. in favour of The Bank of New York Mellon as collateral agent dated March 10, 2010.

Security Assignment of Contractual Rights under a specific contract (of around EUR (7 million)) between Beverage Packaging Holdings (Luxembourg) I S.A. as lender and SIG Austria Holding GmbH as borrower dated February 23, 2010.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Security Over Shares Agreement between SIG Combibloc Holding GmbH and The Bank of New York Mellon, in respect of the shares in SIG Combibloc Limited dated August 16, 2010.

Debenture between Ivex Holdings, Ltd. and The Bank of New York Mellon dated September 1, 2010.

Debenture between Kama Europe Limited and The Bank of New York Mellon dated September 1, 2010.

Security Over Shares Agreement between Reynolds Packaging International B.V. and The Bank of New York Mellon, relating to shares in Ivex Holdings, Ltd dated September 1, 2010.

Debenture granted by Omni-Pac U.K. Limited dated November 16, 2010.

Debenture granted by The Baldwin Group Limited dated November 16, 2010.

Debenture granted by J. & W. Baldwin (Holdings) Limited dated November 16, 2010.

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in favor of The Bank of New York Mellon as collateral agent dated February 1, 2011

UNITED STATES	U.S. Collateral Agreement, dated as of November 5, 2009, among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., each Subsidiary of Holdings (as defined therein) from time to time party thereto and The Bank of New York Mellon, as Collateral Agent.	“Obligations”

Patent Security Agreement dated as of September 1, 2010 among Ultra Pac, Inc., Reynolds Food Packaging LLC, Reynolds Packaging LLC and The Bank of New York Mellon.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Trademark Security Agreement dated as of September 1, 2010 among Ultra Pac, Inc., Reynolds Food Packaging LLC, Reynolds Packaging LLC and The Bank of New York Mellon.

Copyright Security Agreement dated as of November 16, 2010 among Pactiv Corporation and The Bank of New York Mellon.

Patent Security Agreement dated as of November 16, 2010 among Pactiv Corporation, Newspring Industrial Corp. Prairie Packaging, Inc., PWP Industries, Inc. and The Bank of New York Mellon.

Trademark Security Agreement dated as of November 16, 2010 among Pactiv Corporation, Newspring Industrial Corp. Prairie Packaging, Inc., PWP Industries, Inc. and The Bank of New York Mellon.

Patent Security Agreement dated as of May 2, 2011 among Dopaco, Inc. and The Bank of New York Mellon.

Trademark Security Agreement dated as of May 2, 2011 among Dopaco, Inc. and The Bank of New York Mellon

SCHEDULE B
TO THE REAFFIRMATION AGREEMENT
Part II
List of the Reaffirmed Security Documents
Collateral Agent: Wilmington Trust

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
AUSTRALIA	Equitable Mortgage of Shares dated June 17, 2010 between Whakatane Mill Limited as mortgagor and Wilmington Trust (London) Limited as mortgagee relating to the Share shares in Whakatane Mill Australia Pty Limited.	“Secured Liabilities”

AUSTRIA	Share Pledge Agreement dated March 4, 2010 over the shares in SIG Austria Holding GmbH granted by SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) in favour of the Collateral Agent.	“Secured Obligations”

Share Pledge Agreement dated March 4, 2010 over the shares in SIG Combibloc GmbH granted by SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) in favour of the Collateral Agent.

COSTA RICA	Pledge of Quotas Agreement, executed by Closure Systems International B.V. This document was executed on January 29, 2010, by Closure Systems International B.V. (as Pledgor) and also by Wilmington Trust (London) Limited (as Pledgee).	“Obligations”

GERMANY	Account Pledge Agreement dated February 3, 2010 entered into between SIG Asset Holdings Limited as pledgor, Wilmington Trust (London) Limited as Collateral Agent and as pledgee and others as pledgees, as amended by a confirmation and amendment agreement dated 4 May 2010.	“Obligations”

Account Pledge Agreement dated November 16, 2010 entered into between SIG Asset Holdings Limited as pledgor, and Wilmington Trust (London) Limited as Collateral Agent.

Account Pledge Agreement dated February 1, 2011 entered into between SIG Asset Holdings Limited as pledgor, and Wilmington Trust (London) Limited as Collateral Agent.

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Account Pledge Agreement dated February 9, 2011 entered into between SIG Asset Holdings Limited as pledgor, and Wilmington Trust (London) Limited as Collateral Agent.

GUERNSEY	Security Interest Agreement over Securities relating to SIG Asset Holdings Limited dated January 29, 2010 between SIG Combibloc Group AG and Wilmington Trust (London) Limited as Collateral Agent	“Obligations”

Security Interest Agreement over Third Party Bank Account of SIG Asset Holdings Limited dated January 29, 2010 between SIG Asset Holdings Limited and Wilmington Trust (London) Limited as Collateral Agent

HONG KONG	Security over Shares Agreement dated February 25, 2010 entered into by Closure Systems International B.V. over its shares in Closure Systems International (Hong Kong) Limited.	“Secured Liabilities”

Security over Shares Agreement dated February 25, 2010 entered into by SIG Finanz AG (now assumed by SIG Combibloc Group AG by way of merger effective June 15, 2010) over its shares in SIG Combibloc Limited.

Debenture granted by Closure Systems International (Hong Kong) Limited dated February 25, 2010.

Debenture granted by SIG Combibloc Limited dated February 25, 2010.

Debenture granted by Evergreen Packaging (Hong Kong) Limited dated May 4, 2010.

Security over shares agreement dated May 4, 2010 entered into by Evergreen Packaging International B.V. over its shares in Evergreen Packaging (Hong Kong) Limited.

HUNGARY	Quota Charge Agreement dated January 29, 2010 over quotas in CSI Hungary Kft granted by Closure Systems International B.V. in favour of Wilmington Trust (London) Limited.	“Obligations”

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
Quota Charge Agreement dated January 29, 2010 over quotas in Closure Systems International Holdings (Hungary) Kft granted by Closure Systems International B.V. in favour of Wilmington Trust (London) Limited.

Agreement Constituting Floating Charge dated January 29, 2010 granted by Closure Systems International Holdings (Hungary) Kft in favour of Wilmington Trust (London) Limited.

Charge and Security Deposit Over Bank Accounts Agreement dated January 29, 2010 granted by Closure Systems International Holdings (Hungary) Kft in favour of Wilmington Trust (London) Limited.

Agreement Constituting Floating Charge dated January 29, 2010 granted by CSI Hungary Kft in favour of Wilmington Trust (London) Limited.

Agreement Constituting Framework Fixed Charge Over Moveable Assets dated January 29, 2010 granted by CSI Hungary Kft in favour of Wilmington Trust (London) Limited.

Charge and Security Deposit Over Bank Accounts Agreement dated January 29, 2010 granted by CSI Hungary Kft in favour of Wilmington Trust (London) Limited.

NEW ZEALAND	General Security Deed dated May 28, 2010 between Whakatane Mill Limited and Wilmington Trust (London) Limited.	“Secured Liabilities”

Specific Security Deed dated May 28, 2010 in respect of shares in Whakatane Mill Limited, between SIG Combibloc Holding GmbH and Wilmington Trust (London) Limited.

Real property mortgages given by Whakatane Mill Limited in respect of the following certificates of title: SA685/3; SA658/133; SA657/97; SA1743/3; SA942/52; SA5B/958; SA26C/782; SA1006/36; SA1443/56 and SA802/138.

THAILAND	Share Pledge Agreement in respect of shares in	“Obligations”

Local term covering
“Obligations” as defined
JURISDICTION	DOCUMENTS	in the FLICA
SIG Combibloc Ltd granted by SIG Combibloc Holding GmbH dated January 29, 2010 between SIG Combibloc Holding GmbH as pledgor, Wilmington Trust (London) Limited as collateral agent and the Secured Parties (as defined therein) and the Pledge Supplement dated July 6, 2011.

Conditional assignment of bank accounts agreement dated January 29, 2010 between SIG Combibloc Ltd. as assignor, Wilmington Trust (London) Limited as collateral agent and the Secured Parties (as defined therein)

Conditional assignment of receivables agreement dated January 29, 2010 between SIG Combibloc Ltd. as assignor, Wilmington Trust (London) Limited as collateral agent and the Secured Parties (as defined therein)

UNITED KINGDOM	Security Over Cash Agreement granted by CSI Hungary Gyarto es Kereskedelmi Kft, dated January 29, 2010, in favour of Wilmington Trust (London) Limited as the collateral agent.	“Secured Liabilities”

SCHEDULE C
TO THE REAFFIRMATION AGREEMENT
Grantors Reaffirming Guarantees Only
Australia:
Whakatane Mill Australia Pty Limited (ACN 143 793 659)
Costa Rica:
CSI Closure Systems Manufacturing de Centro America Sociedad de Responsabilidad Limitada
Japan:
Closure Systems International Japan, Limited
Closure Systems International Holdings (Japan) KK

SCHEDULE D
TO THE REAFFIRMATION AGREEMENT
Excluded Grantors
Austria:
SIG Combibloc GmbH
SIG Combibloc GmbH & Co KG
SIG Austria Holding GmbH